EXHIBIT 99.2
ADULT STEM CELL THERAPY FOR ADULT NONUNIONS Matthew L. Jimenez, MD Illinois Bone and Joint Institute Lutheran General Hospital

OUTLINE Review Study Design Review Surgical Technique Clinical Case Examples

TISSUE REPAIR CELLS (TRCs) Aastrom Biosciences, Inc. Ann Arbor, MI

THE TRC PRODUCTION PROCESS Small aspirate from patient Office procedure TRCs generate healthy tissues > 200 patients treated to date TRCs produced in AastromReplicell System Centralized GMP manufacturing facility Bone marrow stem cell product in 12 days

STUDY DESIGN

UNITED STATES PHASE 2 FRACTURE TRIAL Objective: Determine Safety of TRC Cell Therapy as an Adjunct for Non-union Fracture Healing Multi-site, Prospective, Consecutive Case Series

UNITED STATES PHASE 2 FRACTURE TRIAL Total No. Patients (all sites): 36 Pilot Phase: 11 Patients 7 Subjects have completed 6 months observation (this report) Expanded Phase: 25 Subjects Protocol changes for improved process and data collection

UNITED STATES PHASE 2 FRACTURE TRIAL Primary Endpoint: 6 months * Frequency and Type of Adverse Events Fracture Healing Cortical bone bridging in 2 orthogonal radiographs Safety Surveillance: 12 Months

STUDY INCLUSION CRITERIA Inclusion Duration of Non-healing: 4 Months Minimum from Original Fracture Reduction Fracture Gap 0-6 cm Distance > 4cm from Joint Atrophic Non-union by Radiographs, CT, Ultrasound

STUDY INCLUSION CRITERIA Acute Open Tibial Fracture Type IIIA or IIIB No Clinical Signs of Infection at Fracture or Operative Site At Least 18 years Old Normal Bone Marrow and Organ Function to Ensure Good Cell Aspirate Inclusion

STUDY EXCLUSION CRITERIA Exclusion Patients Unable to Discontinue Alcohol Abuse; Smoking Discouraged Patients who Need Corticosteroids, NSAIDs, cox-2 Inhibitors or other Anti-inflammatory Therapy after Surgery Genetic Metabolic Bone Disease; Chronic Renal Disease; Diabetes Mellitus

STUDY EXCLUSION CRITERIA Exclusion Patients on Systemic Antibiotics for Suspected Fracture Site Infection Allergies to Specific Cytokines or Animal Proteins Used in ex vivo Cell Production Process

PATIENT HISTORIES FOR NONUNIONS Gender Age Smoker Bone Cause No. prior surgeries Prior treatment for non-union: History 1 M Caucasian 55 Tibia Auto accident 1 Reamed IM nail, comminuted fracture, bone defects 2 F Caucasian 42 Tibia Leg crushed by feed grinder 1 Locked plate, comminuted fracture, bone defects 3 M Caucasian 51 ? Tibia Auto accident 2 Locked plate; BMP x 2, allograft, ORIF, NSAID 4 M Caucasian 30 Tibia Struck by car 1 Locked plate, bone defects, comminuted fracture 5 M Caucasian 73 Tibia Fall 3 Combo locking plate, Inadequate immobilization; autograft, bone defects, site infection 6 F Caucasian 44 ? Tibia Auto accident 1 Reamed IM nail, bone defects, comminuted bone 7 M Hispanic 45 Tibia Fall from height 3 Repeated failed external fixation, bone defects

PILOT STUDY Early Results 7 Patients

INTERIM RESULTS: Safety Single Surgeon, Single site: 7 patients Safety: No TRC-related Adverse Events Surgical Adverse Events in 2/7 Acute Infections, Resolved, Fractures United No Morbidity at Site of Marrow Aspirate No Change in Serum Biochemistry or White Cell Counts

INTERIM RESULTS: Safety Single Surgeon, Single site: 7 patients Radiographic Evidence of Bony Callus Formation was Present at 12 and 24 Weeks after Surgery in 4/7 and 7/7 Patients Respectively Serum Alkaline Phosphatase Increased 24% at 2 Weeks Post-op, Indicative of Stimulated Bone Formation

SURGICAL TECHNIQUE

GOALS OF SURGERY Create a Stable Mechanical Construct Enhance the Biological Environment Favorable to Bone and Vascular Regeneration

SURGICAL GOALS Safely Remove Previous Fixation Device Surgical Exposure Prepare Nonunion

SURGICAL GOALS Safely Remove Previous Fixation Device if Any Surgical Exposure Prepare Nonunion

SURGICAL GOALS Safely Remove Previous Fixation Device if Any Surgical Exposure Prepare Nonunion

SURGICAL GOALS Safely Remove Previous Fixation Device if Any Surgical Exposure Prepare Nonunion

Bone Discontinuity Large Bone Defects

SURGICAL GOALS Provide Fracture Stability In this Case, Absolute Stability Locked Plate Construct 4.5 Narrow Combi- hole plate

COMPONENTS FOR MIXING ALLOGRAFT WITH TRCs Allograft Partially Demineralized Cortical-cancellous 0.5-2.0mm Particle Size

COMPONENTS FOR MIXING ALLOGRAFT WITH TRCs Stem Cells TRC's Suspended in Electrolyte Solution with ..5% Human Serum Albumin Standardized cGMP Product Qualified and Containing approx 175 Million TRCs

COMBINE CELLS WITH ALLOGRAFT 60 cc Syringe and 18 Gauge Needle Withdraw Cells Slowly Cells in fluid suspension Slowly Drip the Cells onto the Allograft Gently Mix the Cells and Allograft

COMBINE CELLS WITH ALLOGRAFT 60 cc Syringe and 18 Gauge Needle Withdraw Cells Slowly Cells in fluid suspension Slowly Drip the Cells onto the Allograft Gently Mix the Cells and Allograft

COMBINE CELLS WITH ALLOGRAFT 60 cc Syringe and 18 Gauge Needle Withdraw Cells Slowly Cells in fluid suspension Slowly Drip the Cells onto the Allograft Gently Mix the Cells and Allograft

COMBINE CELLS WITH ALLOGRAFT 60 cc Syringe and 18 Gauge Needle Withdraw Cells Slowly Cells in fluid suspension Slowly Drip the Cells onto the Allograft Gently Mix the Cells and Allograft

FINAL COMBINED PRODUCT Apply Vacuum Suction Only After Thorough Mixing has Occurred Allograft Should Appear Moist, and Hold together from the Moisture and the Cells

FINAL COMBINED PRODUCT Apply Vacuum Suction Only After Thorough Mixing has Occurred Allograft Should Appear Moist, and Hold together from the Moisture and the Cells

FRACTURE HAS BEEN STABILIZED PRIOR TO GRAFTING -Copious Irrigation Prior to Graft Application

ALLOGRAFT AND STEM CELL MIXTURE APPLIED TO NONUNION SITE

ALLOGRAFT AND STEM CELL MIXTURE -Do Not Allow Desiccation -Rapid Soft Tissue Coverage of Mixture

CLINICAL CASE REVIEWS

CASE # 1 51 Year Old Male MVA Segmental Fracture Pattern Previous Locked Plate Construct (Liss) BMP X 2 + NSAIDs Smoker

CASE #2 73 Year Old Male High Energy Fall Previous Plate Fixation with Autograft Previous Surgical Infection Poor Initial Mechanical Stability

CASE #3 30 Year Old Male Motor Vehicle vs. Pedestrian (High Energy) Segmental Fracture Pattern Previous Locked Plate Construct (Liss)

CONCLUSIONS Our Preliminary Report Shows that TRC's with Allograft is Safe and Efficacious for Recalcitrant Tibial Nonunions Further Study is Warranted Our Study Enrollment of 36 Patients is Now Nearing Completion

THANK YOU